UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2007

INPHONIC, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51023	52-2199384
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1010 Wisconsin Avenue, Suite 600, Washington, DC 20007

(Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (202) 333-0001

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02 – Results of Operations and Financial Condition.

On October 11, 2007, InPhonic, Inc. issued a press release that, among other matters, provided an update relating to operating results for the third quarter ended September 30, 2007. A copy of the release is furnished as Exhibit 99.1 to this Report on Form 8-K.

The information in this section of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 2.04 – Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

On October 5, 2007, the Company received of a notice of default and reservation of rights from its secured lenders under that certain Credit Agreement, dated November 7, 2006, as amended (the “Credit Agreement”). The events of default include (i) failure to pay interest on the loans on October 1, 2007; (ii) failure to conclude the Inventory Transaction (as defined in the Credit Agreement); and (iii) failure to enter into a definitive agreement to provide for the outsourcing of the Company’s inventory management, logistics and fulfillment obligations by October 5, 2007. The lenders reserve their right to exercise any and all available rights and remedies available under the Credit Agreement. To date, the Company has not received notice that the lenders have exercised any such rights or remedies.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On October 10, 2007, the Company terminated the employment of Brian J. Curran, the Chief Operating Officer (principal operating officer) of InPhonic, Inc. without Cause (as defined in Mr. Curran’s employment agreement).

Section 8 – Other Events

Item 8.01. Other Events.

On October 11, 2007, InPhonic, Inc. issued a press release announcing, among other items, (i) an update of the operating results for the third quarter ended September 30, 2007; (ii) the termination of the employment of the Company’s chief operating officer, Brian J. Curran; and (iii) the termination of the agreement with Brightstar US, Inc. A copy of the release is furnished as Exhibit 99.1 to this Report on Form 8-K.

On October 5, 2007, the Master Product and Services Agreement dated September 3, 2007 by and between the Company and Brightstar US, Inc. was terminated. On October 5, 2007, the Stock Purchase Agreement dated August 9, 2007 by and between the Company and Brightstar Corp., Inc. was also terminated.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

99.1	Press Release dated October 11, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INPHONIC, INC.

/s/ Andrew B. Zeinfeld
Name:	Andrew B. Zeinfeld
Title:	Chief Executive Officer

Date: October 11, 2007

INDEX TO EXHIBITS

Exhibit No.	Description
Exhibit 99.1	Press Release dated October 11, 2007.